EXHIBIT 10.1



                     FORM OF RESTRICTED STOCK UNIT AGREEMENT
                  FOR REGULAR GRANTS TO NON-EMPLOYEE DIRECTORS


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                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                              NON-EMPLOYEE DIRECTOR
                         RESTRICTED STOCK UNIT AGREEMENT


This  Agreement  is made as of  _________________,  200__  (the  "Award  Date"),
between       UnionBanCal       Corporation       (the       "Company")      and
_____________________________________ ("Participant").

                                   WITNESSETH:

WHEREAS, the Company has adopted the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") as an amendment and restatement of the predecessor UnionBanCal Corporation Management Stock Plan authorizing the transfer of common stock of the Company ("Stock") to eligible individuals in connection with the performance of services for the Company and its Subsidiaries (as defined in the Plan). The Plan is administered by the Executive Compensation and Benefits Committee ("Committee") of the Company's Board of Directors and is incorporated in this Agreement by reference and made a part of it; and

WHEREAS, the Company regards Participant as a valuable contributor to the Company, and has determined that it would be to the advantage and interest of the Company and its stockholders to grant to Participant the Restricted Stock Units provided for in this Agreement, subject to restrictions, as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

1. RESTRICTED STOCK UNIT AWARD. As of the Award Date, the Company hereby grants to Participant (_______) Restricted Stock Units (the "Regular Grant"). Each Restricted Stock Unit represents the right to receive one share of Stock, subject to the vesting and other terms and conditions set forth in this Agreement.

2.   VESTING.

     (a) The Regular Grant awarded under Section 1 shall become vested and nonforfeitable in accordance with the following schedule so long as Participant remains in service as a director of the Company (or any of its Subsidiaries).

          (1) On ________________, 100% of the Regular Grant shall become fully vested and nonforfeitable.

     (b) If Participant ceases to be a Non-Employee Director of the Company or any of its Subsidiaries for any reason other than death, disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended ("Disability"), or departure from the Board as defined from time to time in the rotation policy of the Company's Corporate Governance Guidelines ("Retirement"), all Restricted Stock Units to the extent not yet vested under subsection (a) on the date Participant ceases to be a Non-Employee Director shall be forfeited by Participant without payment of any consideration to Participant therefor.


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     (c)  If Participant's service as a Non-Employee Director of the Company (or any of its Subsidiaries) terminates by reason of death, Disability or Retirement, or if the Company is subject to a Change in Control (as defined below) while Participant is a Non-Employee Director of the Company (or any of its Subsidiaries), Participant's interest in all Restricted Stock Units awarded hereunder shall become fully vested and nonforfeitable as of the date of death, Disability, Retirement or Change in Control.

     (d) The Committee may, in its sole discretion, accelerate the vesting of the Regular Grant on a pro rata basis if Participant does not stand for re-election as a member of the Board of Directors of the Company and its Subsidiaries, effective upon termination of such service.

3. LIMITATIONS ON RIGHTS ASSOCIATED WITH RESTRICTED STOCK UNITS. Participant's Restricted Stock Units shall be credited to a memorandum account on the books of the Company ("Restricted Stock Unit Account"). The Restricted Stock Units credited to a Participant's Restricted Stock Unit Account shall be used solely as a device for the determination of the number of shares of Stock to be distributed eventually to the Participant under the Plan pursuant to Section 5. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Restricted Stock Units granted or credited under the Plan. The number of Restricted Stock Units credited (and the Stock to which the Participant is entitled upon distribution under the Plan) shall be subject to adjustment in accordance with Section 6 hereof and Section 3(b) of the Plan. This Agreement shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. A Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and rights no greater than the right to receive the Stock (or equivalent value) as a general unsecured creditor.

4. DIVIDEND EQUIVALENT CREDITS TO RESTRICTED STOCK UNIT ACCOUNTS. As of each date on which dividends are paid with respect to the Stock, a Participant's Restricted Stock Unit Account shall be credited with additional Restricted Stock Units in an amount equal to (i) the amount of the dividends paid on that number of shares of Stock equal to the aggregate number of Restricted Stock Units allocated to the Participant's Restricted Stock Unit Account as of that date divided by (ii) the Fair Market Value (as defined in the Plan) of a share of Stock as of such date. The additional Restricted Stock Units credited as dividend equivalents shall be subject to the same vesting and forfeiture restrictions as the underlying Restricted Stock Units with respect to which they are credited.

5.   DISTRIBUTION OF STOCK.

     (a) GENERAL. Unless Participant has made a timely election to defer in accordance with the provisions of this Agreement, the Company shall issue to Participant one share of Stock for each Restricted Stock Unit credited to Participant's Restricted Stock Unit Account on the date such Restricted Stock Unit becomes vested or as soon as administratively practicable thereafter. Fractions of shares shall be paid in cash in connection with any distribution. All shares of Stock issued hereunder shall be deemed issued to Participant as fully paid


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          and nonassessable  shares,  and Participant shall have all rights of a stockholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. Participant hereby acknowledges that Participant is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Participant does not intend to subdivide Participant's interest in the Stock with any other person.

     (b) DEFERRAL ELECTIONS. Participant may elect to defer the delivery of shares of Stock subject to Restricted Stock Units that vest pursuant to this Agreement in accordance with the rules set forth below and any rules and procedures that may hereafter be adopted by the Committee. Unless otherwise provided by the Committee in accordance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), deferral elections must be in writing, must be received by the Company at its headquarters and become irrevocable no later than June 30, 2006, and shall not be effective with respect to amounts that become payable during 2006.

     (c)  TIME OF DISTRIBUTION.

          A  deferral   election   shall  specify  the  date  as  of  which  the
          distribution shall be made or commence (the "Payment Date"), which shall be either:

          (1) Participant's termination of service for any reason as a member of the Board of Directors of the Company and its Subsidiaries, or

          (2) A date certain subsequent to the calendar year in which the Restricted Stock Units subject to a grant are scheduled to become fully vested pursuant to Section 2(a).

          Participant may not change the election of a Payment Date with respect to any Restricted Stock Units deferred under this Agreement unless otherwise permitted by the Committee in accordance with the requirements of Section 409A of the Code.

     (d)  METHOD OF DISTRIBUTION.

          A deferral election shall specify the method in which the distribution of Stock shall be made, as elected by the Participant, which shall be either:

          (1) in a single distribution on the Payment Date (or as soon thereafter as administratively feasible),


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          (2)  in four substantially  equal annual  installments,  commencing on the Payment Date (or as soon thereafter as administratively feasible) or

          (3)  in ten substantially equal annual installments, commencing on the
               Payment  Date  (or  as  soon   thereafter   as   administratively
               feasible).

          A Participant may not change the method of any distribution election with respect to any Restricted Stock Units deferred under this Agreement unless otherwise permitted by the Committee in accordance with the requirements of Section 409A of the Code.

     (e) EFFECT OF DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding Sections 5(b), (c) or (d) hereof, if Participant dies or becomes disabled within the meaning of Section 22(e)(3) of the Code, or if the Company is subject to a Change in Control (as defined below), the vested Restricted Stock Units then credited to Participant's Restricted Stock Unit Account shall be settled by means of a single distribution of shares of Stock as soon as administratively practicable. Notwithstanding the foregoing, the settlement of Participant's Restricted Stock Unit Account shall not be accelerated upon a Change in Control unless the Change in Control satisfies the applicable requirements for a distribution in compliance with Section 409A(a)(2) of the Code.

     (f) CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred upon the happening of any of the following events: consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (a) a Permitted Holder will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (together, the "Company Stock"), as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and (b) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, has a greater beneficial interest, directly or indirectly, in the Company Stock than a Permitted Holder. For purposes of this definition, "Permitted Holder" shall mean (i) The Bank of Tokyo-Mitsubishi UFJ, Ltd. or any successor thereto ("BTMU"), (ii) an employee benefit plan of BTMU or (iii) a corporation controlled by BTMU.

     (g) FORM OF DISTRIBUTION. Restricted Stock Units may be settled only in whole shares of Stock. Fractional shares shall be settled in cash.

     (h) 15% PREMIUM FOR RETIREMENT DEFERRALS. If Participant makes a timely election pursuant to this Agreement to defer delivery of shares of Stock subject to the Restricted Stock Units until termination of service as a member of the Board of Directors of the Company and its Subsidiaries, and if Participant terminates service due to Retirement (or death or Disability after becoming Retirement eligible), Participant will be credited with an additional number of Restricted Stock Units equal to 15% of the number of Restricted Stock Units granted pursuant to Section 1 of this Agreement, and dividend equivalents with respect to such additional Restricted Stock Units as


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          if such units had been credited to Participant's Restricted Stock Unit
          Account on the Award Date. In addition, if Participant terminates service due to Retirement (or death or Disability after becoming Retirement eligible) in 2007, but prior to the one-year anniversary of the Award Date, Participant will be credited with the additional Restricted Stock Units as described in the immediately preceding sentence, without regard to whether Participant made a timely election to defer delivery of shares of Stock until termination. The additional Restricted Stock Units credited pursuant to this Section 5(h) shall be settled upon such termination of Board service.

     (i)  SECTION  409A.   This   Agreement  is  intended  to  comply  with  the
          requirements of Section 409A of the Code and shall be interpreted in accordance therewith.

6. ADJUSTMENTS IN CASE OF CORPORATE TRANSACTIONS. If there should be any change in the Company's Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the corporate structure of the Company, the Board of Directors and the Committee shall make appropriate adjustments in order to preserve but not to duplicate or otherwise increase the benefit to Participant (taking into account any dividend equivalents credited pursuant to Section 4), including adjustments in the number of Restricted Stock Units credited to Participant's
     Restricted Stock Unit Account (which shall remain subject to the same vesting and forfeiture schedule otherwise applicable to the Restricted Stock Units prior to adjustment). Any adjustment made pursuant to this
     Section 6 as a consequence of a change in the corporate structure of the Company shall not entitle Participant to receive a number of shares of Stock of the Company or shares of stock of any successor company greater than the number of shares the Participant would receive if, prior to such change, Participant had actually held a number of shares of Stock equal to the number of Restricted Stock Units then credited to his or her Restricted Stock Unit Account.

7. LIMITATION ON ELIGIBLE DIRECTORS. This Agreement and the award of Restricted Stock Units hereunder shall not give Participant the right to continue to serve as a member of the Board of Directors or any rights or interests other than as herein provided.

8.   BENEFICIARIES.

     (a) BENEFICIARY DESIGNATION. Upon forms provided by and subject to conditions imposed by the Committee, Participant may designate in writing the Beneficiary or Beneficiaries (as defined below) whom such Participant desires to receive any amounts payable under this Agreement after his or her death. A Beneficiary designation must be signed and dated by Participant and delivered to the Committee to become effective. The Company and the Committee may rely on Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with this Agreement.


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     (b)  DEFINITION   OF   BENEFICIARY.    Participant's    "Beneficiary"    or
          "Beneficiaries" shall be the person(s) designated in writing by Participant to receive his or her benefits under this Agreement if Participant dies before receiving all of his or her benefits. In the absence of a valid or effective Beneficiary designation, Participant's surviving spouse shall be the Beneficiary or if there is none, the Beneficiary shall be Participant's estate.

9. RESTRICTIONS ON TRANSFER. Neither the Restricted Stock Units, nor any interest therein, nor amount payable or Stock deliverable in respect thereof, may be sold, assigned, transferred, pledged, or otherwise disposed of, alienated, or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, and in the event thereof, the Committee at its election may terminate the Restricted Stock Units. Stock issued upon settlement of a Restricted Stock Unit Account shall be subject to such restrictions on transfer as may be necessary or advisable, in the opinion of legal counsel to the Company, to assure compliance with applicable securities laws.

10. NOTICE. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

         Company:          Executive Vice President and Director of Human
                           Resources
                           UnionBanCal Corporation
                           400 California Street, 10th Floor
                           San Francisco, CA  94104

         Participant:      At  Participant's  address  as it  appears  under
                           Participant's signature to this Agreement, or to such other address as Participant may specify in writing to the Company.

          Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section 10.

11.  COMMITTEE   DECISIONS   CONCLUSIVE.   All  decisions,   determinations  and
     interpretations of the Committee arising under the Plan or under this Agreement shall be conclusive and binding on all parties.

12. MANDATORY ARBITRATION. Any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association. The location for the arbitration shall be in San Francisco, Los Angeles or San Diego as selected by the Company in good faith. Judgment on the award rendered may be entered in any court having jurisdiction. The party the arbitrator determines is the prevailing party shall be entitled to have the other party pay the expenses of the prevailing party, and in this regard the arbitrator shall have the power to award recovery to such prevailing party of all costs and fees (including attorneys fees and a reasonable allocation for the costs of the Company's in-house counsel), administrative fees, arbitrator's fees and court costs, all as determined by the arbitrator. Absent such award of the


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     arbitrator,  each party shall pay an equal share of the arbitrator's  fees.
     All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this Section 12. The provisions of this
     Section 12 are intended by Participant and the Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and shall not have jurisdiction and authority to make any other
     award  of  any  type,  including  without  limitation,   punitive  damages,
     unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this Section 12.

13. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing contained in the Plan or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of Participant or any purchaser or other transferee of Stock with respect to any loss, cost or expense which Participant, purchaser or transferee may incur in connection with, or arising out of any transaction involving any shares of Stock subject to the Plan or this Agreement.

14. INTEGRATION. The terms of the Plan and this Agreement are intended by the Company and the Participant to be the final expression of their contract with respect to the shares of Stock and other amounts received under the Plan and may not be contradicted by evidence of any prior or contemporaneous agreement. The Company and Participant further intend that the Plan and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan or this Agreement. Accordingly, the Plan and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties. In the event of any conflict among the provisions of the Plan document and this Agreement, the Plan document shall prevail. The Company and Participant shall have the right to amend this Agreement in writing as they mutually agree.

15. WAIVERS. Any failure to enforce any terms or conditions of the Plan or this Agreement by the Company or by the Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

16. SEVERABILITY OF PROVISIONS. If any provision of the Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof, and the Plan and this Agreement shall be construed and enforced as if neither of them included such provision.


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17.  California Law. The Plan and this Agreement shall be construed and enforced according to the laws of the State of California to the extent not preempted by the federal laws of the United States of America. In the event of any arbitration proceedings, actions at law or suits in equity in relation to the Plan or this Agreement, the prevailing party in such proceeding, action or suit shall receive from the losing party its attorneys' fees and all other costs and expenses of such proceeding, action or suit.

IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Unit Agreement as of the date first above written. Participant also hereby acknowledges receipt of a copy of the Prospectus and the Year 2000 UnionBanCal Corporation Management Stock Plan.



UNIONBANCAL CORPORATION


By     _____________________________________
       Paul Fearer, Executive Vice President



                                            ____________________________________
                                            Participant Signature


                                            ____________________________________
                                            Participant Printed Name


                                            ____________________________________
                                            Social Security Number


                                            ____________________________________
                                            Street Address


                                            ____________________________________
                                            City         State          Zip Code


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                     FORM OF RESTRICTED STOCK UNIT AGREEMENT
                    FOR GRANTS TO NEW NON-EMPLOYEE DIRECTORS

                        YEAR 2000 UNIONBANCAL CORPORATION
                              MANAGEMENT STOCK PLAN
                              NON-EMPLOYEE DIRECTOR
                         RESTRICTED STOCK UNIT AGREEMENT


This  Agreement  is made as of  _________________,  200__  (the  "Award  Date"),
between       UnionBanCal       Corporation       (the       "Company")      and
_____________________________________ ("Participant").

                                   WITNESSETH:

WHEREAS, the Company has adopted the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") as an amendment and restatement of the predecessor UnionBanCal Corporation Management Stock Plan authorizing the transfer of common stock of the Company ("Stock") to eligible individuals in connection with the performance of services for the Company and its Subsidiaries (as defined in the Plan). The Plan is administered by the Executive Compensation and Benefits Committee ("Committee") of the Company's Board of Directors and is incorporated in this Agreement by reference and made a part of it; and

WHEREAS, the Company regards Participant as a valuable contributor to the Company, and has determined that it would be to the advantage and interest of the Company and its stockholders to grant to Participant the Restricted Stock Units provided for in this Agreement, subject to restrictions, as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

1. RESTRICTED STOCK UNIT AWARD. As of the Award Date, the Company hereby grants to Participant (i) (_______) Restricted Stock Units (the "Initial Grant") and (ii) (_______) Restricted Stock Units (the "Regular Grant"). Each Restricted Stock Unit represents the right to receive one share of Stock, subject to the vesting and other terms and conditions set forth in this Agreement.

2.   VESTING.

     (a) The Initial Grant awarded under Section 1 shall become vested and nonforfeitable in accordance with the following schedule so long as Participant remains in service as a Non-Employee Director of the Company (or any of its Subsidiaries).

          (1) On ________________, 33% of the Initial Grant shall become fully vested and nonforfeitable.

          (2) On ________________, 33% of the Initial Grant shall become fully vested and nonforfeitable.

          (3) On ________________, the balance of the Initial Grant shall become fully vested and nonforfeitable.


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     (b)  The Regular  Grant  awarded  under  Section 1 shall become  vested and nonforfeitable in accordance with the following schedule so long as Participant remains in service as a director of the Company (or any of its Subsidiaries).

          (1) On ________________, 100% of the Regular Grant shall become fully vested and nonforfeitable.

     (c) If Participant ceases to be a Non-Employee Director of the Company or any of its Subsidiaries for any reason other than death, disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended ("Disability"), or departure from the Board as defined from time to time in the rotation policy of the Company's Corporate Governance Guidelines ("Retirement"), all Restricted Stock Units to the extent not yet vested under subsections (a) and (b) on the date Participant ceases to be a Non-Employee Director shall be forfeited by Participant without payment of any consideration to Participant therefor.

     (d) If Participant's service as a Non-Employee Director of the Company (or any of its Subsidiaries) terminates by reason of death, Disability or Retirement, or if the Company is subject to a Change in Control (as defined below) while Participant is a Non-Employee Director of the Company (or any of its Subsidiaries), Participant's interest in all Restricted Stock Units awarded hereunder shall become fully vested and nonforfeitable as of the date of death, Disability, Retirement or Change in Control.

     (e) The Committee may, in its sole discretion, accelerate the vesting of the Regular Grant on a pro rata basis if Participant does not stand for re-election as a member of the Board of Directors of the Company and its Subsidiaries, effective upon termination of such service.

3. LIMITATIONS ON RIGHTS ASSOCIATED WITH RESTRICTED STOCK UNITS. Participant's Restricted Stock Units shall be credited to a memorandum account on the books of the Company ("Restricted Stock Unit Account"). The Restricted Stock Units credited to a Participant's Restricted Stock Unit Account shall be used solely as a device for the determination of the number of shares of Stock to be distributed eventually to the Participant under the Plan pursuant to Section 5. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Restricted Stock Units granted or credited under the Plan. The number of Restricted Stock Units credited (and the Stock to which the Participant is entitled upon distribution under the Plan) shall be subject to adjustment in accordance with Section 6 hereof and Section 3(b) of the Plan. This Agreement shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. A Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and rights no greater than the right to receive the Stock (or equivalent value) as a general unsecured creditor.

4. DIVIDEND EQUIVALENT CREDITS TO RESTRICTED STOCK UNIT ACCOUNTS. As of each date on which dividends are paid with respect to the Stock, a Participant's Restricted Stock Unit Account shall be credited with additional Restricted Stock Units in an amount equal to (i) the amount of the dividends paid on that number of shares of Stock equal to the aggregate number of Restricted Stock Units allocated to the Participant's Restricted Stock Unit Account as of that date divided by (ii) the Fair Market Value (as defined in the Plan) of a share of Stock as of such date. The additional Restricted Stock Units credited as dividend equivalents shall be subject to the same vesting and forfeiture restrictions as the underlying Restricted Stock Units with respect to which they are credited.

5.   DISTRIBUTION OF STOCK.

     (a) GENERAL. Unless Participant has made a timely election to defer in accordance with the provisions of this Agreement, the Company shall issue to Participant one share of Stock for each Restricted Stock Unit credited to Participant's Restricted Stock Unit Account on the date such Restricted Stock Unit becomes vested or as soon as administratively practicable thereafter. Fractions of shares shall be paid in cash in connection with any distribution. All shares of Stock issued hereunder shall be deemed issued to Participant as fully paid and nonassessable shares, and Participant shall have all rights of a stockholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. Participant hereby acknowledges that Participant is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Participant does not intend to subdivide Participant's interest in the Stock with any other person.

     (b) DEFERRAL ELECTIONS. Participant may elect to defer the delivery of shares of Stock subject to Restricted Stock Units that vest pursuant to this Agreement in accordance with the rules set forth below and any rules and procedures that may hereafter be adopted by the Committee. Unless otherwise provided by the Committee in accordance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), deferral elections must be in writing, must be received by the Company at its headquarters and become irrevocable no later than the Award Date, and shall not be effective with respect to amounts that become payable during 2006.

     (c)  TIME OF DISTRIBUTION.

          A  deferral   election   shall  specify  the  date  as  of  which  the
          distribution shall be made or commence (the "Payment Date"), which shall be either:

          (1) Participant's termination of service for any reason as a member of the Board of Directors of the Company and its Subsidiaries, or

          (2) A date certain subsequent to the calendar year in which the Restricted Stock Units subject to a grant are scheduled to become fully vested pursuant to Sections 2(a) or (b).

          Participant may not change the election of a Payment Date with respect to any Restricted Stock Units deferred under this Agreement unless otherwise permitted by the Committee in accordance with the requirements of Section 409A of the Code.

     (d)  METHOD OF DISTRIBUTION.

          A deferral election shall specify the method in which the distribution of Stock shall be made, as elected by the Participant, which shall be either:

          (1) in a single distribution on the Payment Date (or as soon thereafter as administratively feasible),

          (2) in four substantially equal annual installments, commencing on the Payment Date (or as soon thereafter as administratively feasible) or

          (3)  in ten substantially equal annual installments, commencing on the
               Payment  Date  (or  as  soon   thereafter   as   administratively
               feasible).

          A Participant may not change the method of any distribution election with respect to any Restricted Stock Units deferred under this Agreement unless otherwise permitted by the Committee in accordance with the requirements of Section 409A of the Code.

     (e) EFFECT OF DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding Sections 5(b), (c) or (d) hereof, if Participant dies or becomes disabled within the meaning of Section 22(e)(3) of the Code, or if the Company is subject to a Change in Control (as defined below), the vested Restricted Stock Units then credited to Participant's Restricted Stock Unit Account shall be settled by means of a single distribution of shares of Stock as soon as administratively practicable. Notwithstanding the foregoing, the settlement of Participant's Restricted Stock Unit Account shall not be accelerated upon a Change in Control unless the Change in Control satisfies the applicable requirements for a distribution in compliance with Section 409A(a)(2) of the Code.

     (f) CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred upon the happening of any of the following events: consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (a) a Permitted Holder will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (together, the "Company Stock"), as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and (b) no individual, entity or group (within the meaning of Section

          13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, has a greater beneficial interest, directly or indirectly, in the Company Stock than a Permitted Holder. For purposes of this definition, "Permitted Holder" shall mean (i) The Bank of Tokyo-Mitsubishi UFJ, Ltd. or any successor thereto ("BTMU"), (ii) an employee benefit plan of BTMU or (iii) a corporation controlled by BTMU.

     (g) FORM OF DISTRIBUTION. Restricted Stock Units may be settled only in whole shares of Stock. Fractional shares shall be settled in cash.

     (h) 15% PREMIUM FOR RETIREMENT DEFERRALS. If Participant makes a timely election pursuant to this Agreement to defer delivery of shares of Stock subject to the Restricted Stock Units until termination of service as a member of the Board of Directors of the Company and its Subsidiaries, and if Participant terminates service due to Retirement (or death or Disability after becoming Retirement eligible), Participant will be credited with an additional number of Restricted Stock Units equal to 15% of the number of Restricted Stock Units granted pursuant to Section 1 of this Agreement, and dividend equivalents with respect to such additional Restricted Stock Units as if such units had been credited to Participant's Restricted Stock Unit Account on the Award Date. The additional Restricted Stock Units credited pursuant to this Section 5(h) shall be settled upon such termination of Board service.

     (i)  SECTION  409A.   This   Agreement  is  intended  to  comply  with  the
          requirements of Section 409A of the Code and shall be interpreted in accordance therewith.

6. ADJUSTMENTS IN CASE OF CORPORATE TRANSACTIONS. If there should be any change in the Company's Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the corporate structure of the Company, the Board of Directors and the Committee shall make appropriate adjustments in order to preserve but not to duplicate or otherwise increase the benefit to Participant (taking into account any dividend equivalents credited pursuant to Section 4), including adjustments in the number of Restricted Stock Units credited to Participant's
     Restricted Stock Unit Account (which shall remain subject to the same vesting and forfeiture schedule otherwise applicable to the Restricted Stock Units prior to adjustment). Any adjustment made pursuant to this
     Section 6 as a consequence of a change in the corporate structure of the Company shall not entitle Participant to receive a number of shares of Stock of the Company or shares of stock of any successor company greater than the number of shares the Participant would receive if, prior to such change, Participant had actually held a number of shares of Stock equal to the number of Restricted Stock Units then credited to his or her Restricted Stock Unit Account.

7. LIMITATION ON ELIGIBLE DIRECTORS. This Agreement and the award of Restricted Stock Units hereunder shall not give Participant the right to continue to serve as a member of the Board of Directors or any rights or interests other than as herein provided.

8.   BENEFICIARIES.

     (a) BENEFICIARY DESIGNATION. Upon forms provided by and subject to conditions imposed by the Committee, Participant may designate in writing the Beneficiary or Beneficiaries (as defined below) whom such Participant desires to receive any amounts payable under this Agreement after his or her death. A Beneficiary designation must be signed and dated by Participant and delivered to the Committee to become effective. The Company and the Committee may rely on Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with this Agreement.

     (b) DEFINITION OF BENEFICIARY. Participant's "Beneficiary" or "Beneficiaries" shall be the person(s) designated in writing by Participant to receive his or her benefits under this Agreement if Participant dies before receiving all of his or her benefits. In the absence of a valid or effective Beneficiary designation, Participant's surviving spouse shall be the Beneficiary or if there is none, the Beneficiary shall be Participant's estate.

9. RESTRICTIONS ON TRANSFER. Neither the Restricted Stock Units, nor any interest therein, nor amount payable or Stock deliverable in respect thereof, may be sold, assigned, transferred, pledged, or otherwise disposed of, alienated, or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, and in the event thereof, the Committee at its election may terminate the Restricted Stock Units. Stock issued upon settlement of a Restricted Stock Unit Account shall be subject to such restrictions on transfer as may be necessary or advisable, in the opinion of legal counsel to the Company, to assure compliance with applicable securities laws.

10. NOTICE. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

         Company:          Executive Vice President and Director of Human
                           Resources
                           UnionBanCal Corporation
                           400 California Street, 10th Floor
                           San Francisco, CA  94104

         Participant:      At  Participant's   address  as  it  appears  under
                           Participant's   signature  to  this Agreement,  or to
                           such other address as Participant may specify in writing to the Company.

          Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section 10.

11.  COMMITTEE   DECISIONS   CONCLUSIVE.   All  decisions,   determinations  and
     interpretations of the Committee arising under the Plan or under this Agreement shall be conclusive and binding on all parties.

12. MANDATORY ARBITRATION. Any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association. The location for the arbitration shall be in San Francisco, Los Angeles or San Diego as selected by the Company in good faith. Judgment on the award rendered may be entered in any court having jurisdiction. The party the arbitrator determines is the prevailing party shall be entitled to have the other party pay the expenses of the prevailing party, and in this regard the arbitrator shall have the power to award recovery to such prevailing party of all costs and fees (including attorneys fees and a reasonable allocation for the costs of the Company's in-house counsel), administrative fees, arbitrator's fees and court costs, all as determined by the arbitrator. Absent such award of the arbitrator, each party shall pay an equal share of the arbitrator's fees. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this Section 12. The provisions of this
     Section 12 are intended by Participant and the Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this Section 12.

13. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing contained in the Plan or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of Participant or any purchaser or other transferee of Stock with respect to any loss, cost or expense which Participant, purchaser or transferee may incur in connection with, or arising out of any transaction involving any shares of Stock subject to the Plan or this Agreement.

14. INTEGRATION. The terms of the Plan and this Agreement are intended by the Company and the Participant to be the final expression of their contract with respect to the shares of Stock and other amounts received under the Plan and may not be contradicted by evidence of any prior or contemporaneous agreement. The Company and Participant further intend that the Plan and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan or this Agreement. Accordingly, the Plan and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties. In the event of any conflict among the provisions of the Plan document and this Agreement, the Plan document shall prevail. The Company and Participant shall have the right to amend this Agreement in writing as they mutually agree.

15. WAIVERS. Any failure to enforce any terms or conditions of the Plan or this Agreement by the Company or by the Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

16. SEVERABILITY OF PROVISIONS. If any provision of the Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof, and the Plan and this Agreement shall be construed and enforced as if neither of them included such provision.

17. CALIFORNIA LAW. The Plan and this Agreement shall be construed and enforced according to the laws of the State of California to the extent not preempted by the federal laws of the United States of America. In the event of any arbitration proceedings, actions at law or suits in equity in relation to the Plan or this Agreement, the prevailing party in such proceeding, action or suit shall receive from the losing party its attorneys' fees and all other costs and expenses of such proceeding, action or suit.

IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Unit Agreement as of the date first above written. Participant also hereby acknowledges receipt of a copy of the Prospectus and the Year 2000 UnionBanCal Corporation Management Stock Plan.



UNIONBANCAL CORPORATION


By     _____________________________________
       Paul Fearer, Executive Vice President



                                            ____________________________________
                                            Participant Signature


                                            ____________________________________
                                            Participant Printed Name


                                            ____________________________________
                                            Social Security Number


                                            ____________________________________
                                            Street Address


                                            ____________________________________
                                            City         State          Zip Code